                                                                      EXHIBIT 16


               U.S. GOVERNMENT TRUST FOR INCOME -- CLASS A SHARES


       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED SEPTEMBER 30, 1996

Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................      $8.11
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................    $986.30    =  ERV
One year period ended 9/30/96...............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................    (1.37%)    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................      $8.11
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,035.71    =  ERV
One year period ended 9/30/96...............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      3.57%    =  T
          TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1996
Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................      $8.11
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,138.08    =  ERV
Inception through 9/30/96...................................       3.91    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      3.36%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................      $8.11
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,194.55    =  ERV
Inception through 9/30/96...................................       3.91    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      4.65%    =  T

               U.S. GOVERNMENT TRUST FOR INCOME -- CLASS A SHARES


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH SEPTEMBER 30, 1996

Formula.....................................................    ERV - P    =  T
                                                                    P
Including Payment of the Sales Charge
Net Asset Value.............................................      $8.11
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,138.08    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     13.81%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................      $8.11
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,194.55    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     19.46%    =  T


U.S. GOVERNMENT TRUST FOR INCOME


   Formula                         Total Income         -      Total Expenses
Class A Shares        [(((( ---------------------------------------------------)+1)(6))-1)(n)2]           =   SEC Yield
                              Average Dividend Shares   X   Public Offering Price


                                     $266,469           -          $51,288
Class A Shares        [(((( ---------------------------------------------------)+1)(6))-1)(n)2]           =   5.43%
                                     5,656,256          X           $8.51



               U.S. GOVERNMENT TRUST FOR INCOME -- CLASS B SHARES


       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED SEPTEMBER 30, 1996

Formula.....................................................   P(1+T)(n)  =    ERV
Including Payment of the CDSC
Net Asset Value.............................................       $8.10
Initial Investment..........................................   $1,000.00  =    P
Ending Redeemable Value.....................................     $988.37  =    ERV
One year period ended 9/30/96...............................           1  =    n
TOTAL RETURN FOR THE PERIOD.................................     (1.16%)  =    T
Excluding Payment of the CDSC
Net Asset Value.............................................       $8.10
Initial Investment..........................................   $1,000.00  =    P
Ending Redeemable Value.....................................   $1,027.03  =    ERV
One year period ended 9/30/96...............................           1  =    (n)
TOTAL RETURN FOR THE PERIOD.................................       2.70%  =    T
  TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1996
Formula.....................................................     P(1+T)n  =    ERV
Including Payment of the CDSC
Net Asset Value.............................................       $8.10
Initial Investment..........................................   $1,000.00  =    P
Ending Redeemable Value.....................................   $1,135.21  =    ERV
Inception through 9/30/96...................................        3.91  =    (n)
TOTAL RETURN FOR THE PERIOD.................................       3.30%  =    T
Excluding Payment of the CDSC
Net Asset Value.............................................       $8.10
Initial Investment..........................................   $1,000.00  =    P
Ending Redeemable Value.....................................   $1,157.05  =    ERV
Inception through 9/30/96...................................        3.91  =    (n)
TOTAL RETURN FOR THE PERIOD.................................       3.80%  =    T

               U.S. GOVERNMENT TRUST FOR INCOME -- CLASS B SHARES


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH SEPTEMBER 30, 1996

Formula.....................................................     ERV - P  =    T
                                                                     P

Including Payment of the CDSC
Net Asset Value.............................................       $8.10
Initial Investment..........................................   $1,000.00  =    P
Ending Redeemable Value.....................................   $1,135.21  =    ERV

TOTAL RETURN FOR THE PERIOD.................................      13.52%  =    T

Excluding Payment of the CDSC
Net Asset Value.............................................       $8.10
Initial Investment..........................................   $1,000.00  =    P
Ending Redeemable Value.....................................   $1,157.05  =    ERV
TOTAL RETURN FOR THE PERIOD.................................      15.71%  =    T


U.S. GOVERNMENT TRUST FOR INCOME


   Formula                         Total Income         -      Total Expenses
Class B Shares         [((((----------------------------------------------------- )+1)(6))-1)*2]            =   SEC Yield
                              Average Dividend Shares   X   Public Offering Price


                                     $888,189           -         $248,959
Class B Shares         [((((------------------------------------------------------)+1)(6))-1)*2]            =   5.08%
                                    18,849,664          X           $8.1



               U.S. GOVERNMENT TRUST FOR INCOME -- CLASS C SHARES


       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED SEPTEMBER 30, 1996

Formula.....................................................   P(1+T)(n)   =   ERV
Including Payment of the CDSC
Net Asset Value.............................................       $8.10
Initial Investment..........................................   $1,000.00   =   P
Ending Redeemable Value.....................................   $1,017.37   =   ERV
One year period ended 9/30/96...............................           1   =   (n)
TOTAL RETURN FOR THE PERIOD.................................       1.74%   =   T
Excluding Payment of the CDSC
Net Asset Value.............................................       $8.10
Initial Investment..........................................   $1,000.00   =   P
Ending Redeemable Value.....................................   $1,027.04   =   ERV
One year period ended 9/30/96...............................           1   =   (n)
TOTAL RETURN FOR THE PERIOD.................................       2.70%   =   T
 TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1996
Formula.....................................................   P(1+T)(n)   =   ERV
Including Payment of the CDSC
Net Asset Value.............................................       $8.10
Initial Investment..........................................   $1,000.00   =   P
Ending Redeemable Value.....................................   $1,102.84   =   ERV
Inception through 9/30/96...................................        3.47   =   (n)
TOTAL RETURN FOR THE PERIOD.................................       2.86%   =   T
Excluding Payment of the CDSC
Net Asset Value.............................................       $8.10
Initial Investment..........................................   $1,000.00   =   P
Ending Redeemable Value.....................................   $1,102.84   =   ERV
Inception through 9/30/96...................................        3.47   =   (n)
TOTAL RETURN FOR THE PERIOD.................................       2.86%   =   T

               U.S. GOVERNMENT TRUST FOR INCOME -- CLASS C SHARES


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH SEPTEMBER 30, 1996

                                                                   ERV-P
Formula.....................................................           P   =   T
Including Payment of the CDSC
Net Asset Value.............................................       $8.10
Initial Investment..........................................   $1,000.00   =   P
Ending Redeemable Value.....................................   $1,102.84   =   ERV
TOTAL RETURN FOR THE PERIOD.................................      10.28%   =   T
Excluding Payment of the CDSC
Net Asset Value.............................................       $8.10
Initial Investment..........................................   $1,000.00   =   P
Ending Redeemable Value.....................................   $1,102.84   =   ERV
TOTAL RETURN FOR THE PERIOD.................................      10.28%   =   T


U.S. GOVERNMENT TRUST FOR INCOME


   Formula                         Total Income         -      Total Expenses
Class C Shares         [((((-----------------------------------------------------) +1)(6))-1)(n)2]       =   SEC Yield
                              Average Dividend Shares   X   Public Offering Price


                                     $110,028           -          $30,832
Class C Shares         [((((-----------------------------------------------------)+1)(6))-1)(n)2]        =   5.08%
                                     2,335,163          X           $8.1



                        U.S. GOVERNMENT TRUST FOR INCOME

                        CALCULATION OF DISTRIBUTION RATE
                        PERIOD ENDED SEPTEMBER 30, 1996

                        CURRENT ANNUAL INCOME PER SHARE
                             CURRENT OFFERING PRICE

                                                                $.555
Class A Shares..............................................    -----    =  6.52%
                                                                $8.51
                                                                $.495
Class B Shares..............................................    -----    =  6.11%
                                                                $8.10
                                                                $.495
Class C Shares..............................................    -----    =  6.11%
                                                                $8.10